                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934







       Date of Report (Date of earliest event reported)  JULY 3, 1996
                                                         ------------



                          PREFERRED NETWORKS, INC.
  -------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



          DELAWARE                                0-27658                               58-1954892
- ----------------------------          ------------------------------          -----------------------------
(State or other jurisdiction             (Commission File Number)                   (I.R.S. Employer
     of incorporation)                                                             Identification No.)



  5300 OAKBROOK PARKWAY, SUITE 320, NORCROSS, GEORGIA              30093
- ---------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)



     (Registrant's telephone number, including area code)  (770) 806-6970
                                                          -----------------



                               (NOT APPLICABLE)
- ---------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS.

                On July 3, 1996, Preferred Networks, Inc. ("PNI") acquired Paging Services, Inc. ("PSI") pursuant to an Agreement and Plan of Merger of the same date. The acquisition was accomplished through the merger of PSI with and into Preferred Technical Services, Inc., a wholly-owned subsidiary of PNI. In the merger, PSI shareholders received an aggregate of $500,000 of PNI common stock and $250,000 in cash. The purchase price was determined based upon arms-length negotiations between PNI and PSI, and a valuation of PSI obtained by PNI from a third party.

                PSI was engaged in the repair, maintenance, installation and sale of paging-related equipment, and it provided contracted engineering services and sold refurbished paging terminals. Michael J. Saner, President and a director of PNI, and Eugene H. Kreeft, Executive Vice President of Engineering of PNI, each owned approximately 45% of the capital stock of PSI prior to the merger. PNI's purpose for the acquisition was to increase the services provided to its customers and to reduce the cost of services and assets provided by PSI to PNI.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                 AND EXHIBITS.

                 (a)    Financial Statements of Businesses Acquired.

                        The audited financial statements of Paging Services, Inc. as of and for the year ended December 31, 1995 and the unaudited financial statements as of March
                        31, 1996 and for the three months ended March 31, 1996 and 1995 are filed as part of this Current Report on Form 8-K.

                 (b)    Pro Forma Financial Information.

                        The unaudited pro forma condensed consolidated balance sheet of Preferred Networks, Inc. as of March 31, 1996, and the unaudited pro forma condensed consolidated statements of operations of Preferred Networks, Inc. for the year ended December 31, 1995 and for the three months ended March 31, 1996, are filed as part of this Current Report on Form 8-K.

                 (c)    Exhibits.

                        The following exhibits are filed as part of this Current Report on Form 8-K:

                        2.1 Agreement and Plan of Merger, dated as of July 3, 1996, by and among Paging Services, Inc., Preferred Networks, Inc. and the shareholders of Paging Services, Inc.*

- ----------------
* Filed as exhibit to Preferred Networks, Inc.'s Form 10-Q for the quarterly period ended June 30, 1996 and hereby incorporated by reference herein.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PREFERRED NETWORKS, INC.



Date:  August 14, 1996                  By: /s/ Kim Smith Hughes
                                           ------------------------------------
                                           Kim Smith Hughes
                                           Chief Financial Officer

                       Report of Independent Auditors

The Board of Directors and Stockholders
Paging Services, Inc.

We have audited the balance sheet of Paging Services, Inc. as of December 31, 1995, and the related statements of income, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1995 financial statements referred to above present fairly, in all material respects, the financial position of Paging Services, Inc. and the results of its operations and its cash flows in conformity with generally accepted accounting principles.

                                                     /s/ ERNST & YOUNG LLP

June 28, 1996, except for Note 3
  as to which the date is July 3, 1996

                            Paging Services, Inc.

                               Balance Sheets





                                                         DECEMBER 31,       MARCH 31,
                                                             1995             1996
                                                         -----------------------------
                                                                           (unaudited)
ASSETS
Cash                                                       $ 34,504          $ 34,073
Accounts receivable-affiliated                               81,800           311,285
Accounts receivable-unaffiliated                             16,616            70,639
Investments                                                  29,508            29,508
Due from stockholder                                              -               800
                                                           --------------------------
Total current assets                                        162,428           446,305
Equipment, net of accumulated depreciation of
  $11,130, and $12,922, respectively                         24,717            22,925
Due from stockholders                                         4,500             4,500
                                                           --------------------------
Total assets                                               $191,645          $473,730
                                                           ==========================
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                           $       -         $255,496
                                                           --------------------------
Total liabilities                                                             255,496
Stockholders' equity:
  Common stock, $1 par value;
      authorized 100,000 shares; issued 555 shares              555               555
  Paid-in capital                                               945               945
  Retained earnings                                         190,145           216,734
                                                           --------------------------
Total stockholders' equity                                  191,645           218,234
                                                           --------------------------
                                                           $191,645          $473,730
                                                           ==========================

See accompanying notes.

                            Paging Services, Inc.

                            Statements of Income





                                               YEAR ENDED         THREE MONTHS ENDED
                                              DECEMBER 31,       MARCH 31,  MARCH 31,
                                                  1995             1995       1996
                                              ----------------------------------------
                                                                      (unaudited)
Revenues:
 Equipment-affiliated                           $  650,863       $ 127,405  $ 305,770
 Equipment-unaffiliated                            216,767          87,826     32,585
 Service-affiliated                                182,131          35,025     46,005
 Service-unaffiliated                              179,129          79,406    142,108
                                                -------------------------------------
                                                 1,228,890         329,662    526,468

Cost of revenues                                   581,294          96,622    323,471
                                                -------------------------------------
                                                   647,596         233,040    202,997

Selling, general and administrative expenses       426,005         103,965     98,596
                                                -------------------------------------
Net income                                      $  221,591       $ 129,075  $ 104,401
                                                =====================================

See accompanying notes.

                             Paging Services, Inc.

                       Statement of Stockholders' Equity





                                     COMMON       PAID IN        RETAINED
                                     STOCK        CAPITAL        EARNINGS
                                    --------------------------------------
Balances at January 1, 1995           $555          $945        $ 250,013
  Net income                             -             -          221,591
  Distribution to stockholders           -             -         (281,459)
                                    -------------------------------------
Balances at December 31, 1995         $555          $945        $ 190,145
                                    =====================================

See accompanying notes.

                            Paging Services, Inc.

                          Statements of Cash Flows





                                               YEAR ENDED     THREE MONTHS ENDED
                                              DECEMBER 31,  MARCH 31,   MARCH 31,
                                                  1995        1995        1996
                                              -----------------------------------
                                                                 (unaudited)
OPERATING ACTIVITIES
Net income                                      $ 221,591   $ 129,075   $ 104,401
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation                                      4,982       1,136       1,792
  Changes in operating assets and
   liabilities:
   Decrease (increase) in accounts receivable      77,061      38,195    (283,508)
   Decrease (increase) in notes receivable          1,000                    (800)
   Increase in accounts payable                         -      43,570     255,496
                                                ---------------------------------
Net cash provided by operating activities         304,634     211,976      77,381

INVESTING ACTIVITIES
Purchase of equipment                             (13,025)          -           -
                                                ---------------------------------
Net cash flow used in financing activities        (13,025)          -           -

FINANCING ACTIVITIES
Distribution to stockholders                     (281,459)   (166,003)    (77,812)
                                                ---------------------------------
Net cash flow used in financing activities       (281,459)   (166,003)    (77,812)

Net increase (decrease) in cash                    10,150      45,973        (431)
Cash at beginning of period                        24,354      24,354      34,504
                                                ---------------------------------
Cash at end of period                           $  34,504   $  70,327   $  34,073
                                                =================================

See accompanying notes.

                            Paging Services, Inc.

                        Notes to Financial Statements

                              December 31, 1995


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Paging Services, Inc. (PSI or the Company) was formed in 1991 for the purpose of providing repair, maintenance, installation, and equipment sales to paging carriers and manufacturers of paging-related equipment throughout the United States and Japan. In addition, PSI refurbishes paging terminals for resale, and is a distributor for Glenayre paging equipment as well as the exclusive repair facility in the United States for portions of the Glenayre terminal product line.

CONCENTRATIONS

Approximately 68% of total 1995 revenue was derived from one customer, Preferred Networks, Inc. (PNI). The stockholders of PSI are also minority stockholders of PNI.

In addition, the Company has two unaffiliated vendors which provided approximately 64% of 1995 cost of sales.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

ACCOUNTS RECEIVABLE

The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Payment is generally due within 30 days from invoice. Credit losses have been consistent with management's expectations.

INVESTMENTS

Investments are carried at cost, which approximate fair value. Fair value is measured using quoted market prices.

                            Paging Services, Inc.

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EQUIPMENT

Equipment is carried at cost. Depreciation is provided based on the asset's estimated useful lives (5 years), principally on the straight-line method.

INCOME TAXES

The stockholders have elected under Subchapter S of the Internal Revenue Code to include the Company's income in their personal income tax returns. Accordingly, there is no provision for income taxes.

2. COMMITMENTS

The Company rents office space from PNI and incurred $18,000 in lease expense in 1995. PSI has a sublease agreement for such space with PNI which requires payment of $1,400 per month and expires in September 1999.

3. SUBSEQUENT EVENT

Effective July 3, 1996, a wholly-owned subsidiary of PNI acquired the stock of the Company for approximately $250,000 in cash and 58,823 shares of PNI common stock.

                           PREFERRED NETWORKS, INC.
            Pro Forma Condensed Consolidated Financial Statements
                                March 31, 1996

                                 (Unaudited)




The following unaudited pro forma condensed consolidated financial statements of Preferred Networks, Inc. (PNI) and Paging Services, Inc. (PSI) are derived from, and should be read in conjunction with the PSI audited financial statements filed herein and the financial statements of PNI as previously filed on Form S-1 with the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the acquisition been consummated on the dates indicated, or which may be reported in the future.

The pro forma balance sheet reflects adjustments as if the acquisition had been consummated on that date, March 31, 1996.

The pro forma statements of operations reflects adjustments as if the acquisition had been consummated at the beginning of the period of the statement (i.e., January 1, 1995 for the year ended statement and January 1, 1996 for the quarter ended statement.)

                           PREFERRED NETWORKS, INC.
                Pro Forma Condensed Consolidated Balance Sheet
                                March 31, 1996

                                 (Unaudited)



                                                    HISTORICAL
                                              -----------------------
                                               PREFERRED     PAGING          PRO
                                               NETWORKS,    SERVICES,       FORMA              PRO
                                                  INC.        INC.       ADJUSTMENTS          FORMA
                                              --------------------------------------------------------
                 ASSETS

Current assets
  Cash and cash equivalents                   $33,317,219   $  34,073  $ (284,073) (a)(b)  $33,067,219
  Investments                                           -      29,508     (29,508) (a)               -
  Accounts receivable, net                        960,158      70,639     (70,639) (a)         960,158
  Receivables from related parties                 74,263     311,285    (311,285) (a)          74,263
  Pager inventory                               1,530,453           -           -            1,530,453
  Prepaid expenses and other current assets       323,780         800        (800) (a)         323,780
                                              --------------------------------------------------------
        Total current assets                   36,205,873     446,305    (696,305)          35,955,873
Property and equipment, net                     8,986,260      22,925           -            9,009,185
Other assets, net                               1,615,276       4,500     722,575 (a)(b)     2,342,351
                                              --------------------------------------------------------
                                              $46,807,409   $ 473,730  $   26,270          $47,307,409
                                              ========================================================
LIABILITIES AND STOCKHOLDERS'
     EQUITY (DEFICIT)

Current liabilities
  Accounts payable                            $ 2,063,772   $ 255,496  $ (255,496) (a)     $ 2,063,772
  Accrued liabilities                             287,772           -                -         287,772
  Payables to related parties                     317,112           -                -         317,112
  Accrued salaries                                274,736           -                -         274,736
                                              --------------------------------------------------------
        Total current liabilities               2,943,392     255,496    (255,496)           2,943,392

Notes payable                                     520,291           -                -         520,291
                                              --------------------------------------------------------
Total liabilities                               3,463,683     255,496    (255,496)           3,463,683
Stockholders' equity (deficit)
Preferred stock                                         -           -                -               -
Common stock                                        1,442         555        (549) (b)           1,448
Additional paid-in capital                     50,374,654         945     499,049  (b)      50,874,648
Accumulated (deficit)/earnings                 (7,032,370)    216,734    (216,734) (b)      (7,032,370)
                                               -------------------------------------------------------
                                               43,343,726     218,234     281,766           43,843,726
                                              --------------------------------------------------------
                                              $46,807,409   $ 473,730  $   26,270          $46,307,409
                                              ========================================================

See accompanying pro forma adjustments

                          PREFERRED NETWORKS, INC.
          Pro Forma Condensed Consolidated Statement of Operations
                    For the Year Ended December 31, 1995

                                 (Unaudited)





                                                    HISTORICAL
                                              -----------------------
                                               PREFERRED        PAGING
                                               NETWORKS,       SERVICES,       PRO FORMA             PRO
                                                  INC.           INC.         ADJUSTMENTS           FORMA
                                              -------------------------------------------------------------
Revenues
 Pager airtime                                $ 3,549,088     $        -      $         -       $ 3,549,088
 Pager sales                                    3,651,018              -                -         3,651,018
 Maintenance and other                            153,128      1,228,890         (832,994) (a)      549,024
                                              -------------------------------------------------------------
                                                7,353,234      1,228,890         (832,994)        7,749,130
Costs of revenues
 Pager airtime                                  1,768,171              -                -         1,768,171
 Pager sales                                    4,557,813              -                -         4,557,813
 Other                                                  -        581,294         (548,779) (b)       32,515
                                              -------------------------------------------------------------
                                                1,027,250        647,596         (284,215)        1,390,631
Selling, general and administrative expenses    3,179,944        421,023                -         3,600,967
Depreciation and amortization                     763,743          4,982          (35,067) (c)      733,658
                                              -------------------------------------------------------------
 Operating (loss)/income                       (2,916,437)       221,591         (249,148)       (2,943,994)
Interest expense                                  317,160              -                -           317,160
Interest income                                   363,837              -                -           363,837
                                              -------------------------------------------------------------
 Net (loss)/income                            $(2,869,760)    $  221,591        $(249,148)      $(2,897,317)
                                              =============================================================

Pro forma net loss per share of Common Stock  $     (0.29)             -                -       $     (0.29)
                                              =============================================================

Weighted average number of common shares
  used in calculating pro forma net loss per
  share of Common Stock                        10,013,901              -                -        10,072,724
                                              =============================================================

Historical net loss per
  share of Common Stock                       $     (0.48)             -                -       $     (0.48)
                                              =============================================================

Weighted average number of
 common shares
 used in calculating
 historical net loss
 per share of
 Common Stock                                   9,158,397              -                -         9,193,921
                                              =============================================================

See accompanying pro forma adjustments.

                            PREFERRED NETWORKS, INC.
            Pro Forma Condensed Consolidated Statement of Operations
                   For the Three Months Ended March 31, 1996

                                  (Unaudited)





                                                    HISTORICAL
                                              -----------------------
                                               PREFERRED     PAGING
                                               NETWORKS,    SERVICES,   PRO FORMA           PRO
                                                  INC.        INC.     ADJUSTMENTS         FORMA
                                              ---------------------------------------------------
Revenues
 Pager airtime                                $ 1,299,196    $      -  $       -      $ 1,299,196
 Pager sales                                    1,036,380           -          -        1,036,380
 Maintenance and other                             32,957     526,468   (351,775) (a)     207,650
                                              ---------------------------------------------------

                                                2,368,533     526,468   (351,775)       2,543,226
Costs of revenues
 Pager airtime                                    741,559           -          -          741,559
 Pager sales                                    1,360,999           -          -        1,360,999
 Other                                                  -     323,471   (318,583) (b)       4,888
                                              ---------------------------------------------------

                                                  265,975     202,997    (33,192)         435,780
Selling, general and administrative expenses    1,459,711      97,351          -        1,557,062
Depreciation and amortization                     363,376       1,245     (7,198) (c)     357,423
                                              ---------------------------------------------------
 Operating (loss)/income                       (1,557,112)    104,401    (25,994)      (1,478,705)
Interest expense                                  141,945           -          -          141,945
Interest income                                   198,297           -          -          198,297
                                              ---------------------------------------------------
 Net (loss)/income                            $(1,500,760)   $104,401  $ (25,994)     $(1,422,353)
                                              ===================================================

Pro forma net loss per share of Common Stock  $     (0.13)          -           -     $     (0.12)
                                              ===================================================
Weighted average number of common shares
  used in calculating pro forma net loss per
  share of Common Stock                        11,459,376           -           -      11,518,199
                                              ===================================================

Historical net loss per
  share of Common Stock                       $     (0.19)          -           -     $     (0.18)
                                              ===================================================
Weighted average number
  of common shares
  used in calculating
  historical net loss
  per share of
  Common Stock                                 10,858,366           -           -      10,917,189
                                              ===================================================

See accompanying pro forma adjustments.

                          PREFERRED NETWORKS, INC.
                            Pro Forma Adjustments

                                 (Unaudited)




Certain reclassifications have been made to PSI's financial statements to conform to PNI's classifications.

BALANCE SHEET:

(a) To reflect the collections and payment of PSI assets and liabilities, respectively, and the distribution of cash prior to the closing of the transaction.

(b) To reflect the acquisition of PSI and the allocation of the purchase price on the basis of the estimated fair values of the net assets acquired. The components of the purchase price and its allocation to the assets and liabilities are as follows:

     Components of purchase price:

                 Cash                                $    250,000
                 Stock                                    500,000
                                                     ------------
                 Total purchase price                $    750,000
                                                     ============

     Allocation of purchase price:

                 Net book value of assets purchased  $     22,925
                 Goodwill                                 727,075
                                                     ------------
                 Total purchase price allocation     $    750,000
                                                     ============



STATEMENT OF OPERATIONS

(a)  To eliminate sales made to PNI during the period.

(b)  To eliminate the cost of sales made to PNI during the period.

(c) To eliminate the depreciation attributable to intercompany profit on equipment sold to PNI by PSI during the period.

No income tax expense was included in the pro forma statements of operations as on a combined basis, PNI is in a net loss position.

See PNI's Form 10-Q for the three months ended March 31, 1996 for details of loss per share calculations.

                              INDEX TO EXHIBITS



                 (c)    Exhibits.

                        The following exhibits are filed as part of this Current Report on Form 8-K:

                        2.1 Agreement and Plan of Merger, dated as of July 3, 1996, by and among Paging Services, Inc., Preferred Networks, Inc. and the shareholders of Paging Services, Inc.*

- ----------------
* Filed as exhibit to Preferred Networks, Inc.'s Form 10-Q for the quarterly period ended June 30, 1996 and hereby incorporated by reference herein.